UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 19, 2011

Level 3 Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

The information reported by Level 3 Communications, Inc. on its Form 8-K dated May 23, 2011, and filed with the Securities and Exchange Commission on May 23, 2011, regarding the voting results from Level 3’s 2011 annual meeting of stockholders is amended and restated to read in its entirety as set forth below.  This amendment is being filed solely to add the information required by Item 5.07(d) of Form 8-K as to Level 3’s decision regarding the frequency of which it will conduct an advisory vote on its executive compensation program for named executive officers, in light of the results of the stockholder vote on that matter reported in the original filing of the Form 8-K.

Item 5.07(a). Submission of Matters to a Vote of Security Holders.

Level 3 Communications, Inc. (“Level 3” or “we” or “us” or “our”) held its 2011 annual meeting of stockholders on May 20, 2010.  At the meeting, stockholders present in person or by proxy voted on the matters described below.  The votes noted below are the final voting results.

There were 1,700,999,659 shares of our common stock entitled to vote at the 2011 annual meeting and a total of 1,534,839,780 shares (90.23%) were represented at the meeting in person or by proxy.

1.              Election of Directors:  Stockholders elected each of the 14 directors named below to our Board of Directors (our “Board”) to hold office until the annual meeting of stockholders in 2012 or until his successor is elected and qualified, based on the following votes:

	FOR	WITHHOLD	BROKER NON-VOTE
Walter Scott, Jr.	1,119,823,557	14,981,825	400,034,398
James Q. Crowe	1,118,080,714	16,724,668	400,034,398
R. Douglas Bradbury	1,114,428,268	20,377,114	400,034,398
Douglas C. Eby	1,113,937,255	20,868,127	400,034,398
Admiral James O. Ellis, Jr.	1,114,486,610	20,318,772	400,034,398
Richard R. Jaros	1,095,640,510	39,164,872	400,034,398
Robert E. Julian	1,113,808,807	20,996,575	400,034,398
Michael J. Mahoney	1,096,071,257	38,734,125	400,034,398
Rahul N. Merchant	1,114,818,492	19,986,890	400,034,398
Charles C. Miller, III	1,119,783,082	15,022,300	400,034,398
Arun Netravali	1,095,998,031	38,807,351	400,034,398
John T. Reed	1,075,142,713	59,662,669	400,034,398
Michael B. Yanney	1,118,964,202	15,841,180	400,034,398
Dr. Albert C. Yates	1,095,501,516	39,303,866	400,034,398

2.              To approve the granting to the Level 3 Board of Directors of discretionary authority to amend our restated certificate of incorporation to affect a reverse stock split at one of four ratios.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,462,654,685	69,120,418	3,064,677	0

3.              To approve the amendment of the Level 3 Communications, Inc. Stock Plan to increase the number of shares of our common stock, par value $.01 per share, that are reserved for issuance under the plan by 100 million.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
920,836,712	212,075,136	1,893,534	400,034,398

4.              To approve, on an advisory basis, the executive compensation program for our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
947,739,160	182,713,990	4,352,232	400,034,398

5.              To approve a proposal of the frequency in which our stockholders will conduct an advisory vote on the executive compensation program for our named executive officers.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
1,085,350,768	8,816,668	37,828,437	2,809,509	400,034,398

6.              To authorize the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,214,520,039	283,743,357	36,576,384	0

Item 5.07(d). Submission of Matters to a Vote of Security Holders.

Consistent with the results set forth in item 5.07(a)(3) above, Level 3 has determined it will conduct an advisory vote on the executive compensation program for our named executive officers at each annual meeting of our stockholders.

Item 8.01. Other Matters

Attached as Exhibit 10.1 to this Current Report is the Level 3 Communications, Inc. Stock Plan, effective May 19, 2011.

Item 9.01. Financial Statements and Exhibits

(a)                              Financial Statements of Business Acquired

None

(b)                              Pro Forma Financial Information

None

(c)                               Shell Company Transactions

None

(d)                              Exhibits

10.1                        Level 3 Communications, Inc. Stock Plan, effective May 19, 2011 (Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on May 23, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date:  August 4, 2011

Exhibit Index

Exhibit	Description

10.1

Level 3 Communications, Inc. Stock Plan, effective May 19, 2011 (Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on May 23, 2011).